Sandler O’Neill East Coast Financial Services Conference November 13-14, 2019 Positionedgrowth for

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.htb.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance. Positioned for growth 2

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 556 Locations: 41 (NC, SC, VA, TN) Stock Price: $26.37 Total Assets: $3.7 billion Price to TBV: 122% Total Loans: $2.5 billion Market Cap: $470 million Total Deposits: $2.5 billion Average Daily Volume: 33,955 Outstanding Shares: 6,763,221 17,818,145 Shares Repurchased (since Feb 19, 2013) or approx. 38% Financial data as of September 30, 2019 Market data as of November 8, 2019 Positioned for growth 3

Foundation for Growth and Performance • Converted to stock in July 2012 raising $211.6MM • Added 7 larger growing markets in NC, SC, VA and East TN since conversion • 4 whole bank acquisitions • 3 new Commercial Loan Production Offices from “lift-outs” of existing commercial lending teams • Purchased 10 Bank of America branches • Added new metro markets with populations of more than 5.4 million to legacy markets of 900,000 • Hired key experienced team members to buildout infrastructure to transition from rural thrift to commercial bank in metro markets • Chief Credit Officer – Create strong credit culture and processes • Chief Risk Officer – Oversee enterprise risk management • Director of Mortgage Lending – Reinvent line of business and expand into metro markets • Consumer Banking Executive – Focus on improving retail and consumer lines of business • Commercial Banking Executive – Driving a relationship banking model • Director of Treasury Management – Develop products and enhance fees to drive noninterest income • Hired 36 new Commercial Market Presidents / Commercial Relationship Managers / Line of Business Executives to grow commercial lending Positioned for growth 4

Foundation for Growth and Performance (cont.) • Reinvented existing business lines • Mortgage – streamlined origination process and increased rates to enhance gain on loan sales • Home Equity Lines of Credit – new origination platform focusing on retail branch originations • Retail Offices – consolidated 10 offices and optimized staffing to better address customer trends • Municipal Finance – acquired municipal leasing company for future growth • Added new lines of business and experienced leaders • Indirect Auto Finance - grown portfolio to over $150 million over past four years • Treasury Management – growth of deposits and fee income • SBA 7(a) Loan Program – noninterest income from sales • Equipment Finance – originations of over $140 million at higher yields in the first year • Added 23 new locations and $1.9 billion in assets • Grown to the 2nd largest community bank headquartered in NC • Only remaining bank headquartered in Asheville, NC – Top 10 City in America (Source: Travel and Leisure) Positioned for growth 5

Current Focus p Foundation for growth and performance Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Initiated quarterly cash dividends – November 2018 • Authorized additional 5% stock buyback program – October 2019 Positioned for growth 6

Improving Earnings Performance Dollars in thousands See Non-GAAP Disclosure Appendix Positioned for growth 7

ROA Trajectory – Adjusted Return on Assets1 Normalized ROA Growth with Upward Momentum (1) See Non-GAAP Disclosure Appendix Positioned for growth 8

Return On Assets – Positive Drivers Improving Noninterest Income Reducing Noninterest Expense Positioned for growth 9

Organic and M&A Growth Since 2012 Conversion Merger with Bank of Commerce July 2014 Acquisition of 10 Bank of America Branches Nov 2014 Stock Conversion July 2012 Positioned for growth 10

Strong Footprint for Growth Positioned for growth 11

MSA Markets Within Our Footprint 2018 '18 - '23 Projected GDP Growth MSA Population Pop. Growth Unemployment - 2 Yr Charlotte, NC 2,537,416 7.2% 3.8% 6.9% Raleigh, NC 1,335,067 8.1% 3.7% 8.2% Greenville, SC 901,549 6.1% 2.9% 5.7% Knoxville, TN 877,102 3.6% 3.0% 4.7% Asheville, NC 460,430 5.4% 3.4% 6.1% Roanoke, VA 314,472 2.1% 3.1% 3.3% Johnson City, TN 202,484 2.4% 3.5% 3.6% Source: U.S. Bureau of Labor Statistics; SNL Financial Positioned for growth 12

Building a High-Performing Commercial Lending Team Changes in the past 7 years Commercial lenders in legacy markets – June 2012 6 Attrition in legacy markets (5) Hired/replaced in legacy markets 5 Acquired through bank acquisitions 21 Attrition after bank acquisitions (19) Hired/replaced in acquired markets 9 “Lift-outs” of commercial teams in 2 new metro markets 7 _____ Current Market Presidents/Commercial Relationship Managers 24 New lines of business: SBA 5 Equipment Finance 4 Business Banking 6 Director of Treasury Management 1 ____ High Performing Commercial Lending Team – November 2019 40 Positioned for growth 13

Adding Talent for Growth
Commercial and Line of Business Leaders

Directors of Equipment Finance and SBA Lending
- 45 Years Experience
  32,13
  HTB: 14 years
- Prior Bank Experience
  * Ford Motor Credit
  * BB&T

Director of Treasury Services
- 22 Years Experience
  HTB: < 1 year
- Prior Bank Experience
  * Wells Fargo
  * Wachovia
  * First Union

Asheville Market
1 Market President
2 Relationship Managers
1 Business Development
1 Business Banker
- 110 Years Combined Experience
  32, 32, 28, 13, 5
  HTB: 6 years
- Prior Bank Experience
  * Wachovia
  * Carolina First
  * Wells Fargo
  * BB&T
  * SunTrust
  * TD Bank

Raleigh Market
1 Market President
3 Relationship Managers
- 98 Years Combined Experience
  29, 29, 22, 18
  HTB: 9 years
- Prior Bank Experience
  * SunTrust
  * Trust Atlantic
  * Fleet Bank

Roanoke Market
1 Market President
2 Relationship Managers
- 43 Years Combined Experience
  20, 16, 7
  HTB: 7 years
- Prior Bank Experience
  * StellarOne
  * SunTrust
  * Dominion Bankshares

Greenville Market
1 Market President
1 Relationship Manager
- 47 Years Combined Experience
  32, 15
  HTB: 4 years
- Prior Bank Experience
  * Ameris
  * Wachovia
  * Palmetto
  * First Citizens

Tri-Cities Market
1 Market President
2 Relationship Managers
1 Business Banker
- 75 Years Combined Experience
  23, 20, 16, 16
  HTB: 4 years
- Prior Bank Experience
  * First Bank
  * First Tennessee
  * Fifth Third
  * SunTrust
  * Wachovia
  * State of Franklin
  * Peoples

Charlotte Market
1 Market President
2 Relationship Managers
- 71 Years Combined Experience
  23, 22, 26
  HTB: 4 years
- Prior Bank Experience
  * Barnett Bank
  * Fifth Third
  * Bank of America
  * Wells Fargo
  * BB&T
  * Capital
  * SunTrust

Knoxville Market
1 Market President
1 Relationship Manager
- 44 Years Combined Experience
  22, 22
  HTB: 7 years
- Prior Bank Experience
  * SunTrust
  * First Tennessee
  * US Bank

Positioned for growth
14

Loan Highlights Loan Portfolio Growth Fiscal 2019: Loan Portfolio Quarter-Ended 9/30/19: ▪ Organic loan growth of 10% ($229MM) ▪ Organic loan growth of 11% ($73MM) ▪ 97% growth in C&I loans and ▪ 68% annualized growth in Equipment Finance Equipment Finance ($144MM) ▪ 27% annualized growth in CRE ▪ 8% growth in CRE ($70MM) ▪ Transferred $257MM of 1-4 Family Loans to Held for Sale (to lower/rightsize the loan to deposit ratio) Recent Highlights/Enhancements: ▪ Hired 13 new Commercial / Business Banking revenue producers in last 12 months ▪ Hired/replaced 36 Commercial Market Presidents/Relationship Managers in last 5 years ▪ Began new SBA 7(a) loan program in 2018 which produced over $3MM in noninterest income in FY 2019 versus $1MM in fiscal 2018 ▪ SBA team of 6 now in place ▪ Developed new Equipment Finance line of business which produced over $145MM in originations in fiscal 2019 ▪ Equipment Finance team of 5 now in place since May 2018 ▪ Hired a Regional Sales Manager focused on medical devise line of business ▪ Added 5 new mortgage loan officers in the last 12 months in 5 new metro markets ▪ Hired a new Director of Treasury Management Positioned for growth 15

New SBA Line of Business Strategy ▪ Originate SBA 7(a) and USDA B&I loan facilities to provide additional lending products for deeper customer service and have a more robust basket of tools from which to compete. ▪ SBA 7(a) and USDA B&I allows the Bank to offer non-traditional clients financing options while the Bank obtains a government guaranty, typically at 75% of the gross loan amount. ▪ This lending can be a means to continue to serve client’s needs when the Bank is nearing concentration limits. ▪ The originations can drive high levels of noninterest income through the sale of the guaranteed portion of the loan. The Bank then retains the unguaranteed portion, typically on an adjustable rate structure at a spread over the Prime Rate. Government shutdown Government shutdown Positioned for growth 16

New Equipment Finance Strategy ▪ Offers a variety of solutions including leases, loans, and commercial finance agreements ▪ Target industries and equipment types include: manufacturing, machine tools, material handling, construction, transportation, and other essential use commercial equipment ▪ Typical transaction size ranges from $25,000 to $1 million, with an average size of $200,000 ▪ Short duration product with financing terms range from 24 to 84 months, with an average of 60 months Positioned for growth 17

Loan Portfolio Composition Transitioning to a Commercial Bank Portfolio Dollars in millions 5-Year CAGR of 13% Positioned for growth 18

Commercial Real Estate Composition ($927MM) Positioned for growth 19

Total Loan Production Dollars in thousands Positioned for growth 20

Commercial Loan Production by Type Dollars in thousands Excludes municipal leases. Positioned for growth 21

Consumer Loan Production Dollars in thousands Since 2014, Indirect Auto has provided 15,000 additional in-market retail customers for cross-sale opportunities. Positioned for growth 22

Mortgage Loan Production Dollars in thousands Positioned for growth 23

Drivers of Organic Loan Growth 2013 Dollars in thousands ➢ Began Buildout of Commercial Banking Infrastructure ➢ Restructured Mortgage Loan Origination Process 2014 ➢ Added Indirect Auto LOB ➢ Hired New Chief Credit Officer 2015 ➢ Opened Two Commercial LPOs 2017 ➢ Expanded Mortgage LOB in Metro Markets ➢ Opened New Commercial LPO ➢ Meridian – HELOC Originations ➢ Began developing new equipment finance line of business 2018 ➢ Added SBA 7(a) Loan Program FY2016 FY 2013 FY 2014 FY FY 2015 FY FY2017 FY2019 FY2018 ➢ Began equipment finance originations 2019 and Beyond • Equipment Finance • Business Banking • Consumer Lending Through Branches Positioned for growth 24

Deposit/Retail Highlights Deposits – Fiscal 2019 Deposits – Quarter-Ended 9/30/19 ▪ 6% increase in total deposits ($131MM) ▪ Total deposit growth of 29% annualized ▪ Core deposits* make up 69% of total deposits ($167MM) ▪ Core deposit growth of 25% annualized ▪ Average cost of total deposits of .70% ($101MM) for year-to-date fiscal 2019 ▪ Average cost of total deposits of 1.13% ▪ 9.7% increase in engaged checking accounts Retail Product/Process Improvements: ▪ 9.5% increase in the number of ‘sweet spot’ relationships – those households with checking, savings, and credit accounts (all 3) ▪ Implemented new loan decisioning platform and overhauled HELOC origination process, resulting in 75% increase in branch originations and 68% reduction in average time to close ▪ Selected new broker-dealer to expand our investment services capabilities ▪ Continually refining staffing models to achieve/maintain optimum FT/PT balance *Core deposits exclude all time deposits/certificates of deposit. Positioned for growth 25

Deposit Portfolio Mix Dollars in Total Total Total thousands Deposits: Deposits: Deposits: $1,154,749 $2,048,451 $2,327,257 Positioned for growth 26

Deposit Composition Deposit Migration Deposit Composition 6/30/19 Cost of Funds Deposit balances as of fiscal year end; Cost of funds are averages for the fiscal year Positioned for growth 27

Growing Noninterest Income ▪ New SBA Line of Business in FY 2018 ▪ Gain from loan sales - $1MM in FY 2018 ▪ Gain from loan sales - $3.4MM in FY 2019 ▪ Gain from loan sales - $1MM in 1Q FY 2020 ▪ Third party servicer to keep overhead low ▪ Mortgage Banking ▪ Expanded into 5 of our new metro markets ▪ Added 18 new mortgage loan officers since beginning of FY2017 ▪ Increasing rates to enhance gain on loan sales ▪ Moved to a “mortgage banking” model and process and away from the “traditional thrift” model ▪ Treasury Management ▪ Focus on increasing fees and appropriate pricing ▪ Increased fees from new merchant services program ▪ Core deposit growth with treasury management products Positioned for growth 28

Asset Quality Dollars in thousands Net Charge-Offs and NCO / Average Loans Allowance for Loan Losses and ALL / Total Loans FY 20 FY 20 (1) Includes $6 million charge off for one commercial relationship. Excluding that charge-off, the company would have $669,000 in net recoveries for fiscal 2019. Nonperforming Assets / Total Assets Allowance for Loan Losses / Nonperforming Loans (Coverage Ratio) FY 20 FY 20 All data is as of or for the year ended June 30, 2019 Positioned for growth 29

Investment Portfolio Composition Investments: 6/30/19 ($414 MM) Yield: 2.92% Avg Repricing Term: 12 months Positioned for growth 30

Opportunistic Acquisition Strategy Goal – Leverage infrastructure and lines of business to accelerate earnings growth and value creation for shareholders ▪ Earnings accretion of 10% or more ▪ Strong core deposit base ▪ Asset size – Target of $300 million to $1.5 billion ▪ Geographic footprint – within or adjacent to our current market footprint ▪ Attractive, growing market ▪ Minimum dilution to current tangible book value ▪ Earnback period of 5 years or less ▪ Significant but realistic cost savings ▪ Reasonable price with a currency mix of cash and stock ▪ No major credit issues ▪ Cultural fit Positioned for growth 31

Capital Management First Ever Cash Dividend ▪ Initiated quarterly cash dividends of $0.06 payable to shareholders of record on November 21, 2018 ▪ Continuing quarterly cash dividend of $0.06 Stock Buy Backs (Dollars in thousands, except per share amounts) Percent of Outstanding Shares Number of Tangible Authorized to Shares Avg Cost / Book Approved Buy Backs be Purchased Purchased Total Cost Share Value 1st Buy Back (completed 4/29/13) 4% 846,400 $ 13,299 $ 15.71 $ 17.91 2nd Buy Back (completed 12/2/13) 5% 1,041,245 $ 17,055 $ 16.38 $ 17.94 3rd Buy Back (completed 11/18/14) 5% 989,183 $ 15,589 $ 15.76 $ 17.60 4th Buy Back (completed 8/5/15) 5% 1,023,266 $ 16,298 $ 15.93 $ 18.06 5th Buy Back (completed on 1/20/16) 5% 971,271 $ 18,089 $ 18.62 $ 18.47 6th Buy Back (completed on 11/8/18) 5% 922,855 $ 21,113 $ 22.88 $ 20.35 7th Buy Back (completed on 10/16/19) 5% 931,601 $ 23,886 $ 25.64 $ 21.65 8th Buy Back (approved 10/19) 5% 37,400 $ 971 $ 25.96 $ 21.65 Total repurchased through Oct 2019 38% 6,763,221 $ 126,300 $ 18.67 Remaining Shares to be purchased through 8th Buy Back 851,723 Total Shares Repurchased / Authorized 7,614,944 Source: Company documents previously filed with the SEC Positioned for growth 32

Quarter Ended September 30, 2019 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change A. As Reported 09/30/2019 09/30/2018 Amount Percent 1. Net income $ 8,804 $ 7,790 $ 1,014 13% 2. Earnings per share (EPS) - diluted $ 0.49 $ 0.41 $ 0.08 20% 3. Return on assets (ROA) 0.99% 0.94% 0.05% 5% 4. Net interest margin (tax equivalent) 3.32% 3.45% (0.13%) -4% 5. Non-interest income $ 7,660 $ 5,613 $ 2,047 36% 6. Efficiency ratio (1) 67.20% 68.03% (0.83%) -1% B. Loan Growth 1. Organic Net Loan Growth: $ Growth $ 72,991 $ 76,797 $ (3,806) -5% % Growth (annualized) 11.30% 13.02% (1.72%) -13% 2. Loan Originations: Commercial portfolio $ 158,227 $ 144,660 $ 13,567 9% Retail portfolio 75,293 75,068 225 0% Loans originated for sale 78,919 43,135 35,784 83% Total Originations $ 312,439 $ 262,863 49,576 19% (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 33

Year Ended June 30, 2019 Highlights (Dollars in thousands, except per share amounts) Year Ended Change As Reported 06/30/2019 06/30/2018 Amount Percent Net Income $ 27,146 $ 8,235 $ 18,911 229.64% EPS - diluted $ 1.46 $ 0.44 $ 1.02 231.82% ROA 0.80% 0.25% 0.55% 220.00% Net interest margin (tax equivalent) 3.43% 3.46% (0.03%) (1%) Noninterest income $ 22,895 $ 18,972 $ 3,923 21% Efficiency ratio (1) 68.83% 70.12% (1.29%) (2%) Core Earnings (1) Net Income $ 26,821 $ 25,886 $ 935 4% EPS - diluted $ 1.46 $ 1.38 $ 0.08 6% ROA 0.79% 0.80% (0.01%) (1%) Organic Loan Growth $ Growth $ 228,642 $ 171,277 $ 57,365 33.49% % Growth 9.70% 7.80% 1.90% 24% Loan originations: Commercial portfolio $ 548,292 $ 590,503 $ (42,211) (7%) Retail portfolio 293,968 323,564 (29,596) (9%) Loans originated for sale 191,265 126,096 65,169 52% Total loan originations $ 1,033,525 $ 1,040,163 (6,638) (1%) (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 34

Balance Sheet Highlights (Dollars in thousands, except per share amounts) At Change 09/30/2019 06/30/2019 Amount Percent Total assets $ 3,655,309 $ 3,476,178 $ 179,131 5% Total loans 2,487,416 2,683,761 (196,345)(1) (7%) Core deposits 1,715,866 1,615,067 100,799 6% Total deposits 2,494,194 2,327,257 166,937 7% Stockholders' equity 413,068 408,896 4,172 1% Nonperforming loans / total loans 0.43% 0.38% 0.05% 13% Classified assets / total assets 0.84% 0.89% (0.05%) (6%) Book value per share $ 23.18 $ 22.74 $ 0.44 2% (2) Tangible book value per share $ 21.65 $ 21.20 $ 0.45 2% HomeTrust Bancshares, Inc. share price $ 26.07 $ 25.14 $ 0.93 4% Price to tangible book value 120% 119% 2% 2% (1) Decrease due to $256.8 million in 1-4 family loans moved to held for sale. (2) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 35

Market Price and Price to Tangible Book Positioned for growth 36

Total Shareholder Return Positioned for growth 37

Value Drivers for HTBI ✓ Proven ability to grow organically ✓ Proven ability to grow through M&A ✓ Footprint in attractive metro markets with strong growth ✓ Strong experienced team of revenue producers ✓ Diversified loan portfolio including equipment finance/C&I lending ✓ Strong asset quality and credit discipline ✓ Attractive core deposit mix and cost ✓ Ability to generate additional noninterest income with mortgage banking and SBA lending ✓ Capital, credit, compliance strength for continued growth ✓ Second largest community bank headquartered in North Carolina ✓ Strong culture of alignment and teamwork, built on foundation of outstanding character and competence of team members Positioned for growth 38

Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@htb.com Hunter Westbrook SEVP/Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com Positioned for growth 39

Non-GAAP Disclosure Appendix Positionedgrowth for

Non-GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment; and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies. Positioned for growth 41

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: Positioned for growth 42

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: Positioned for growth 43

Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, impairment charges for branch consolidation, and recovery of loan losses: Positioned for growth 44